SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2003

PharmaNetics, Inc.
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

0-25133	56-2098302
(Commission file Number)	(IRS Employer ID Number)

9401 Globe Center Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            919-582-2600

NA
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On January 9, 2003, the Registrant issued the press release filed herewith as Exhibit 99.1.

Item 7.    Exhibits

(c)    Exhibits

Exhibit	No.

99.1	Press release issued on January 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANETICS, INC.

Date: January 9, 2003	/s/ John P. Funkhouser
John P. Funkhouser President and Chief Executive Officer